EXHIBIT 10.5



                                AMENDMENT FOUR TO
                               MARKETING AGREEMENT





THIS FOURTH AMENDMENT TO THE MARKETING AGREEMENT is entered into this 19th day of November, 2002, and effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.



WHEREAS, Transamerica and LMG entered into a Marketing Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein Transamerica and LMG agreed to jointly develop proprietary annuity products, wherein LMG would market such products on behalf of Transamerica, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the fees as set forth in APPENDIX B of the Agreement.


NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:


1. Add to APPENDIX A, Policy Forms, as follows:


-------------------------------------------------------------------------------------------
Product Name                                 Policy Form Numbers        Effective Dates
-------------------------------------------------------------------------------------------

SelectMark(R) Special Edition Series
-------------------------------------------------------------------------------------------
Selectmark(R)5 Special Edition               T-P-SMSE-0801-5;           01/02/02
                                             T-C-SMSE-0801-5
-------------------------------------------------------------------------------------------
Selectmark(R)Special Edition Plus 4          T-C-SMSE-0402-10-4;        04/26/02
                                             T-P-SMSE-0402-10-4
-------------------------------------------------------------------------------------------
Selectmark(R)Special Edition Plus            T-C-SMSE-0402-10-0;        05/06/02
                                             T-P-SMSE-0402-10-0
-------------------------------------------------------------------------------------------

o CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


2.   Add to APPENDIX B, "Commission," as follows:

--------------------- ---------------------- ----------------------------------------------------------------------------------
                                                                           Compensation to Legacy

                                                              Age Mandated Commission
                                                                     Reduction
                                                          ---------------------------------
                                                 (a)        (b)        (c)         (d)       (e)         (f)           (g)
                                             Commission    Comm.        %         Trail      Mkt.     Override         LMG
                      Policy Form Numbers/                Reduces    Reduction   (Annual)    Allow.                    Trail
    Product Name         Effective Dates                  @ Age                                                        Com.
--------------------- ---------------------- ------------ --------------------------------- ---------- ---------- -------------
SelectMark(R) Special
Edition Series

--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------
SelectMark(R)5         T-P-SMSE-0801-5;            o         80          o           o          o          o           o
Special Edition       T-C-SMSE-0801-5

--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------
SelectMark(R)         T-C-SMSE-0402-10-0;         o          80          o           o          o          o           o

Special Edition Plus  T-P-SMSE-0402-10-0
--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------
SelectMark(R)         T-C-SMSE-0402-10-4;         o          80          o        o             o          o           o

Special Edition       T-P-SMSE-0402-10-4
Plus 4
--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------




3. Appendix D, "Schedule of Authorized Personnel," is hereby amended to read as follows:

     Representing Legacy Marketing Group

     Lynda L. Regan, Chief Executive Officer
     R. Preston Pitts, President
     Steve Taylor, Chief Financial Officer
      Don Dady, Vice President of Marketing

     Representing Transamerica

     Ken Kilbane
     Ron Wagley
     Lana Ash
     Caroline Kirst

4. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.

IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP           TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY


By: /s/ Don Dady                 By: /s/ Ken Kilbane

Title: Vice President            Title: Vice President

Witness: /s/ Jackie Petersen     Witness: /s/ Caroline Kirst

Date: November 21, 2002          Date: November 25, 2002